                                                                 EXHIBIT 16


   Jundt U.S. Emerging Growth Fund - Class A
              01/02/96 - 12/31/96                        Since              Since
                                                        Inception        Inception
                                                    Average Annual          Total
                                                     Total Return          Return*

                                                       ---------         ---------

Intial Investment                                      $ 1000.00         $ 1000.00

Divided by Initial Maximum Offering Price                  10.55
                                                       ---------

Divided by Net Asset Value                                                   10.00
                                                                         ---------

Equals Shares Purchased                                   94.787            100.00

Plus Shares Acquired through
  Dividend Reinvestment                                   15.462            15.462
                                                       ---------         ---------

Equals Shares Held at 12/31/96                           110.249           115.462

Multiplied by Net Asset Value at 12/31/96                  12.42             12.42
                                                       ---------         ---------

Equals Ending Redeemable Value at
  $1000 Investmen (ERV) at 12/31/96                     1,369.29          1,534.04

Divided by $1,000 (P)                                     1.3588            1.4340

Subtract 1                                                0.3588            0.4340

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)                35.88%

                                                       ---------
                                                       ---------

Expressed as a percentage equals the
  Aggregate Total Return for the Period                                     43.40%
                                                                         ---------
                                                                         ---------

ERV divided by P                                          1.3588

Raise to the power of                                     1.1624

Equals                                                    1.4281

Subtract 1                                                0.4281

Expressed as a percentage equals the
  Average Annualized Total Return                          42.81%
                                                       ---------
                                                       ---------




*   Does not include sales charge for the period.

                                                                 EXHIBIT 16


   Jundt U.S. Emerging Growth Fund - Class B
              01/02/96 - 12/31/96                        Since              Since
                                                        Inception        Inception
                                                    Average Annual          Total
                                                     Total Return          Return*

                                                       ---------        ---------

Intial Investment                                      $ 1000.00         $ 1000.00

Divided by Net Asset Value                                 10.00             10.00
                                                       ---------         ---------

Equals Shares Purchased                                   100.00            100.00

Plus Shares Acquired through
  Dividend Reinvestment                                   15.525            15.525
                                                       ---------         ---------

Equals Shares Held at 12/31/96                           115.525           115.525

Multiplied by Net Asset Value at 12/31/96                  12.37             12.37
                                                       ---------         ---------

Equals Ending Value before deduction for
  contingent deferred sales charge                      1,429.05          1,429.05

Less deferred sales charge                                (40.00)             0.00
                                                       ---------         ---------

Equals Ending Redeemable avlue at
  $1000 Investment (ERV) at 12/31/96                    1,389.05          1,429.05
                                                       ---------         ---------

Divided by $1,000 (P)                                     1.3890            1.4290

Subtract 1                                                0.3890            0.4290

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)                38.90%

                                                       ---------
                                                       ---------

Expressed as a percentage equals the
  Aggregate Total Return for the Period                                      42.90%
                                                                         ---------
                                                                         ---------

ERV divided by P                                          1.3890

Raise to the power of                                     1.1624

Equals                                                    1.4652

Subtract 1                                                0.4652

Expressed as a percentage equals the
  Average Annualized Total Return                          46.52%
                                                       ---------
                                                       ---------




*   Does not include sales charge for the period.

                                                                 EXHIBIT 16


   Jundt U.S. Emerging Growth Fund - Class C
              01/02/96 - 12/31/96                        Since              Since
                                                        Inception        Inception
                                                    Average Annual          Total
                                                     Total Return          Return*

                                                       ---------        ---------

Intial Investment                                      $ 1000.00         $ 1000.00

Divided by Net Asset Value                                 10.00             10.00
                                                       ---------         ---------

Equals Shares Purchased                                  100.000           100.000

Plus Shares Acquired through
  Dividend Reinvestment                                   15.551            15.551
                                                       ---------         ---------

Equals Shares Held at 12/31/96                           115.551           115.551

Multiplied by Net Asset Value at 12/31/96                  12.36             12.36
                                                       ---------         ---------

Equals Ending Value before deduction for
  contingent deferred sales charge                      1,428.21          1,428.21

Less deferred sales charge                                (10.00)             0.00
                                                       ---------         ---------

Equals Ending Redeemable value at
  $1000 Investment (ERV) at 12/31/96                    1,418.21          1,428.21
                                                       ---------         ---------

Divided by $1,000 (P)                                     1.4182            1.4282

Subtract 1                                                0.4182            0.4282

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)                41.82%

                                                       ---------
                                                       ---------

Expressed as a percentage equals the
  Aggregate Total Return for the Period                                      42.82%
                                                                         ---------
                                                                         ---------

ERV divided by P                                          1.4182

Raise to the power of                                     1.1624

Equals                                                    1.5010

Subtract 1                                                0.5010

Expressed as a percentage equals the
  Average Annualized Total Return                          50.10%
                                                       ---------
                                                       ---------




*   Does not include sales charge for the period.

                                                                 EXHIBIT 16


   Jundt U.S. Emerging Growth Fund - Class I
              01/02/96 - 12/31/96                        Since              Since
                                                        Inception        Inception
                                                    Average Annual          Total
                                                     Total Return          Return*

                                                       ---------         ---------

Intial Investment                                      $ 1000.00         $ 1000.00

Divided by Initial Maximum Offering Price                  10.00
                                                       ---------

Divided by Net Asset Value                                                   10.00
                                                                         ---------

Equals Shares Purchased                                   100.00            100.00

Plus Shares Acquired through
  Dividend Reinvestment                                   15.363            15.363
                                                       ---------         ---------

Equals Shares Held at 12/31/96                           115.363           115.363

Multiplied by Net Asset Value at 12/31/96                  12.51             12.51
                                                       ---------         ---------

Equals Ending Redeemable Value at
  $1000 Investmen (ERV) at 12/31/96                     1,443.19          1,443.19

Divided by $1,000 (P)                                     1.4432            1.4432

Subtract 1                                                0.4432            0.4432

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)                44.32%

                                                       ---------
                                                       ---------
Expressed as a percentage equals the
  Aggregate Total Return for the Period                                      44.32%
                                                                         ---------
                                                                         ---------

ERV divided by P                                          1.4432

Raise to the power of                                     1.1624

Equals                                                    1.5318

Subtract 1                                                0.5318

Expressed as a percentage equals the
  Average Annualized Total Return                          53.18%
                                                       ---------
                                                       ---------



*   Does not include sales charge for the period.

                                                                 EXHIBIT 16


        Jundt Opportunity Fund - Class A
              12/26/96 - 12/31/96                        Since              Since
                                                        Inception        Inception
                                                    Average Annual          Total
                                                     Total Return          Return*

                                                       ---------         ---------

Intial Investment                                      $ 1000.00         $ 1000.00

Divided by Initial Maximum Offering Price                  10.55
                                                       ---------

Divided by Net Asset Value                                                   10.00
                                                                         ---------

Equals Shares Purchased                                   94.787            100.00

Plus Shares Acquired through
  Dividend Reinvestment                                    0.000             0.000
                                                       ---------         ---------

Equals Shares Held at 12/31/96                            94.787            100.00

Multiplied by Net Asset Value at 12/31/96                   9.87              9.87
                                                       ---------         ---------

Equals Ending Redeemable Value at
  $1000 Investment (ERV) at 12/31/96                      935.55            987.00

Divided by $1,000 (P)                                     0.9355            0.9870

Subtract 1                                               -0.0648           -0.0130

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)                -6.48%
                                                       ---------
                                                       ---------

Expressed as a percentage equals the
  Aggregate Total Return for the Period                                     -1.30%
                                                                         ---------
                                                                         ---------

ERV divided by P                                          0.9355

Raise to the power of                                     1.1624

Equals                                                    0.9255

Subtract 1                                               -0.0745

Expressed as a percentage equals the
  Average Annualized Total Return                          -7.45%
                                                       ---------
                                                       ---------



*   Does not include sales charge for the period.

                                                                 EXHIBIT 16


         Jundt Opportunity Fund - Class B
                12/26/96 - 12/31/96                      Since              Since
                                                        Inception        Inception
                                                    Average Annual          Total
                                                     Total Return          Return*

                                                       ---------        ---------


Intial Investment                                      $ 1000.00         $ 1000.00

Divided by Net Asset Value                                 10.00             10.00
                                                       ---------         ---------

Equals Shares Purchased                                  100.000           100.000

Plus Shares Acquired through
  Dividend Reinvestment                                    0.000             0.000
                                                       ---------         ---------

Equals Shares Held at 12/31/96                            100.00            100.00

Multiplied by Net Asset Value at 12/31/96                   9.87              9.87
                                                       ---------         ---------

Equals Ending Value before deduction for
  contingent deferred sales charge                        987.00            987.00

Less deferred sales charge                                (39.48)             0.00
                                                       ---------         ---------

Equals Ending Redeemable Value at
  $1000 Investment (ERV) at 12/31/96                      947.52            987.00
                                                       ---------         ---------

Divided by $1,000 (P)                                     0.9475            0.9870

Subtract 1                                               -0.0525           -0.0130

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)                -5.25%

                                                       ---------
                                                       ---------

Expressed as a percentage equals the
  Aggregate Total Return for the Period                                      -1.30%
                                                                         ---------
                                                                         ---------

ERV divided by P                                          0.9475

Raise to the power of                                     1.1624

Equals                                                    0.9393

Subtract 1                                               -0.0607

Expressed as a percentage equals the
  Average Annualized Total Return                          -6.07%
                                                       ---------
                                                       ---------




*   Does not include sales charge for the period.

                                                                 EXHIBIT 16


         Jundt Opportunity Fund - Class C
                12/26/96 - 12/31/96                      Since              Since
                                                        Inception        Inception
                                                    Average Annual          Total
                                                     Total Return          Return*

                                                       ---------        ---------

Intial Investment                                      $ 1000.00         $ 1000.00

Divided by Net Asset Value                                 10.00             10.00
                                                       ---------         ---------

Equals Shares Purchased                                  100.000           100.000

Plus Shares Acquired through
  Dividend Reinvestment                                    0.000             0.000
                                                       ---------         ---------

Equals Shares Held at 12/31/96                           100.000           100.000

Multiplied by Net Asset Value at 12/31/96                   9.87              9.87
                                                       ---------         ---------

Equals Ending Value before deduction for
  contingent deferred sales charge                        987.00            987.00

Less deferred sales charge                                 (9.87)             0.00
                                                       ---------         ---------

Equals Ending Redeemable avlue at
  $1000 Investment (ERV) at 12/31/96                      977.13            987.00
                                                       ---------         ---------

Divided by $1,000 (P)                                     0.9771            0.9870

Subtract 1                                               -0.0229           -0.0130

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)                -2.29%

                                                       ---------
                                                       ---------

Expressed as a percentage equals the
  Aggregate Total Return for the Period                                      -1.30%
                                                                         ---------
                                                                         ---------

ERV divided by P                                          0.9771

Raise to the power of                                     1.1624

Equals                                                    0.9735

Subtract 1                                               -0.0265

Expressed as a percentage equals the
  Average Annualized Total Return                          -2.65%
                                                       ---------
                                                       ---------




*   Does not include sales charge for the period.

                                                                 EXHIBIT 16


        Jundt Opportunity Fund - Class I
              12/26/96 - 12/31/96                        Since              Since
                                                        Inception        Inception
                                                    Average Annual          Total
                                                     Total Return          Return*

                                                       ---------         ---------

Intial Investment                                      $ 1000.00         $ 1000.00

Divided by Initial Maximum Offering Price                  10.00
                                                       ---------

Divided by Net Asset Value                                                   10.00
                                                                         ---------

Equals Shares Purchased                                  100.000            100.00

Plus Shares Acquired through
  Dividend Reinvestment                                    0.000             0.000
                                                       ---------         ---------

Equals Shares Held at 12/31/96                           100.000            100.00

Multiplied by Net Asset Value at 12/31/96                   9.87              9.87
                                                       ---------         ---------

Equals Ending Redeemable Value at
  $1000 Investmen (ERV) at 12/31/96                       987.00            987.00

Divided by $1,000 (P)                                     0.9870            0.9870

Subtract 1                                               -0.0130           -0.0130

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)                -1.30%
                                                       ---------
                                                       ---------

Expressed as a percentage equals the
  Aggregate Total Return for the Period                                     -1.30%
                                                                         ---------
                                                                         ---------

ERV divided by P                                          0.9870

Raise to the power of                                     1.1624

Equals                                                    0.9849

Subtract 1                                               -0.0151

Expressed as a percentage equals the
  Average Annualized Total Return                          -1.51%
                                                       ---------
                                                       ---------



*   Does not include sales charge for the period.